For period ending December 31, 2002
Morgan Keegan Select Fund, Inc.
File Number 811-09079

Exhibit 77Q3 to Form N-SAR: Certification

(i)	The registrant's disclosure controls and procedures, as defined in rule
	30a-2(c) under the Investment Company Act of 1940, have been evaluated within
	90 days prior to the filing date of Form N-SAR and the controls and procedures
	are reasonably designed to meet the requirements under rule 30a-2 (c).

(ii)	There have been no significant changes in the registrant's internal
	controls or in other factors that could significantly affect these controls
	subsequent to the date of their evaluation.

(iii)  	Certification

I, Allen Morgan, Jr., certify that:

1.	I have reviewed this report on Form N-SAR of Morgan Keegan Select Fund, Inc.;
2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the
	statements made, in light of the circumstances under which such
	statements were made, not misleading with respect to the period covered
	by this report;
3.	Based on my knowledge, the financial information included in this report,
	and the financial statements on which the financial information is based,
	fairly present in all material respects the financial condition, results of
	operations, changes in net assets, and cash flows (if the financial
	statements are required to include a statement of cash flows) of the
	registrant as of, and for, the periods presented in this report;
4.  	The registrant's other certifying officer and I are responsible for
	establishing and maintaining disclosure controls and procedures(as
	defined in rule 30a-2(c) under the Investment Company Act of 1940)
	for the registrant and have:
	a.  designed such disclosure controls and procedures to ensure that
	material information relating to the registrant, including its consolidated
	subsidiaries, is made known to us by others within those entities, particularly
	during the period in which this report is being prepared;
	b.  evaluated the effectiveness of the registrant's disclosure controls and
	procedures as of a date within 90 days prior to the filing date of this report
	(the "Evaluation Date"); and
	c.  presented in this report our conclusions about the effectiveness of the
	disclosure controls and procedures based on our evaluation as of the
	Evaluation Date;
5.	The registrant's other certifying officers and I have disclosed, based on our
	most recent evaluation, to the registrant's auditors and the audit committee
	of the registrant's board of directors (or persons performing the equivalent
	functions):
	a.  all significant deficiencies in the design or operation of internal
	controls which could adversely affect the registrant's ability to record,
	process, summarize, and report financial data and have identified for the
	registrant's auditors any material weaknesses in internal controls; and
	b.  any fraud, whether or not material, that involves management or other
	employees who have a significant role in the registrant's internal controls;
	and
6.	The registrant's other certifying officer and I have indicated in this report
	whether or not there were significant changes in internal controls or in other
	factors that could significantly affect internal controls subsequent to the
	date of our most recent evaluation, including any corrective actions with
	regard to significant deficiencies and material weaknesses.

/s/ Allen Morgan Jr.
President
February 28,2003


Exhibit 77Q3 to Form N-SAR: Certification

(i)	The registrant's disclosure controls and procedures, as defined in rule
	30a-2(c) under the Investment Company Act of 1940, have been evaluated within
	90 days prior to the filing date of Form N-SAR and the controls and procedures
	are reasonably designed to meet the requirements under rule 30a-2 (c).

(ii)	There have been no significant changes in the registrant's internal
	controls or in other factors that could significantly affect these controls
	subsequent to the date of their evaluation.

(iii)  	Certification

I, Joseph Weller, certify that:

1.	I have reviewed this report on Form N-SAR of Morgan Keegan Select Fund, Inc.;
2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the
	statements made, in light of the circumstances under which such
	statements were made, not misleading with respect to the period covered
	by this report;
3.	Based on my knowledge, the financial information included in this report,
	and the financial statements on which the financial information is based,
	fairly present in all material respects the financial condition, results of
	operations, changes in net assets, and cash flows (if the financial
	statements are required to include a statement of cash flows) of the
	registrant as of, and for, the periods presented in this report;
4.  	The registrant's other certifying officer and I are responsible for
	establishing and maintaining disclosure controls and procedures(as
	defined in rule 30a-2(c) under the Investment Company Act of 1940)
	for the registrant and have:
	a.  designed such disclosure controls and procedures to ensure that
	material information relating to the registrant, including its consolidated
	subsidiaries, is made known to us by others within those entities, particularly
	during the period in which this report is being prepared;
	b.  evaluated the effectiveness of the registrant's disclosure controls and
	procedures as of a date within 90 days prior to the filing date of this report
	(the "Evaluation Date"); and
	c.  presented in this report our conclusions about the effectiveness of the
	disclosure controls and procedures based on our evaluation as of the
	Evaluation Date;
5.	The registrant's other certifying officers and I have disclosed, based on our
	most recent evaluation, to the registrant's auditors and the audit committee
	of the registrant's board of directors (or persons performing the equivalent
	functions):
	a.  all significant deficiencies in the design or operation of internal
	controls which could adversely affect the registrant's ability to record,
	process, summarize, and report financial data and have identified for the
	registrant's auditors any material weaknesses in internal controls; and
	b.  any fraud, whether or not material, that involves management or other
	employees who have a significant role in the registrant's internal controls;
	and
6.	The registrant's other certifying officer and I have indicated in this report
	whether or not there were significant changes in internal controls or in other
	factors that could significantly affect internal controls subsequent to the
	date of our most recent evaluation, including any corrective actions with
	regard to significant deficiencies and material weaknesses.

/s/ Joseph Weller
Treasurer
February 28,2003